Exhibit 99.3

DEBTOR:	PRB Oil & Gas Inc.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER: 08-12661 ABC

Form 2-A

COVER SHEET

For Period Ending March 31, 2008

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each		has waived the requirement in writing. File the original with the Clerk of Court.
Required Document:		Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document	Previously
Attached	Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Quarterly Fee Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	4.8.08	Print Name: W.F.Hayworth

		Signature:	/s/ W.F.Hayworth

		Title:	President & CEO

				Rev. 01/01/08

DEBTOR:	PRB Oil & Gas, Inc.	CASE NO:	08-12661 ABC

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	3/6/2008 0:00	to	3/31/2008 0:00

CASH FLOW SUMMARY	Current
	Month		Accumulated

1. Beginning Cash Balance	$248,867.64	(1)	$0.00	(1)

2. Cash Receipts
Operations	118,582.39		0.00
Sale of Assets	0.00		0.00
Loans/advances	50,000.00		0.00
Other	0.00		0.00

Total Cash Receipts	$168,582.39		$0.00

3. Cash Disbursements
Operations	3,861.01		0.00
Debt Service/Secured loan payment	0.00		0.00
Professional fees/U.S. Trustee fees	0.00		0.00
Other	490.70		0.00

Total Cash Disbursements	$4,351.71		$0.00

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	164,230.68		0.00

5 Ending Cash Balance (to Form 2-C)	$413,098.32	(2)	$0.00	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash		$0.00

DIP Operating Account	Colorado State Bank	164,721.38

DIP State Tax Account		0.00

DIP Payroll Account		0.00

Other Operating Account	Colorado State Bank	(16,291.34)
Other Operating Account	Colorado State Bank	225,326.93
Other Operating Account	Colorado State Bank	39,341.35

Other Interest-bearing Account		0.00

TOTAL (must agree with Ending Cash Balance above)		$413,098.32	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.		Page 1 of 3
(2) All cash balances should be the same.		Rev. 01/01/08

DEBTOR:	PRB Oil & Gas, Inc.	CASE NO:	08-12661 ABC

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 03/06/2008 to 03/31/2008

CASH RECEIPTS DETAIL	Account No: 8092000482
(attach additional sheets as necessary)

Date	Payer	Description		Amount
			$
3/16/2008 0:00	PRB Energy Special Funding	Move Cash from PRB Special Funding		50,000.00
3/25/2008 0:00	United Energy	February Gas Revenues		118,446.00
3/26/2008 0:00	Hilcorp	Joint Interest Billing Receipts		136.39

		Total Cash Receipts		$168,582.39	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1				Page 2 of 3
				Rev. 01/01/08

DEBTOR:	PRB Oil & Gas, Inc.	CASE NO:	08-12661 ABC

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	3/6/2008 0:00	to	3/31/2008 0:00

CASH DISBURSEMENTS DETAIL	Account No: 8092000482
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)		Amount
				$
3/26/2008 0:00	EFT	Colorado Department of Revenue	Colorado Revenue Taxes		1,420.35
3/26/2008 0:00	3700	Wyoming Department of Revenue	Wyoming Revenue Taes		579.36
3/28/2008 0:00	3701	VOID			0.00
3/28/2008 0:00	3702	VOID			0.00
3/28/2008 0:00	3703	VOID			0.00
3/28/2008 0:00	3704	Champion Technologies	Contract Labor		934.72
3/28/2008 0:00	3705	Colo. Dept. of Pubic Health	Air Permit		926.58

		Total Cash Disbursements			$3,861.01	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3
Rev. 01/01/08

DEBTOR:	PRB Oil & Gas, Inc.	CASE NO:	08-12661 ABC

Form 2-C

COMPARATIVE BALANCE SHEET

For Period En	ded: March 31, 2008

		Current	Petition
		Month	Date (1)
ASSETS
Current Assets:
Cash (from Form 2-B, line 5)		$413,098.32	$413,098.32
Accounts Receivable (from Form 2-E) (Intercompany Payable to PRB Energy)		(23,386,251.77)	(23,386,251.77)
Receivable from Officers, Employees, Affiliates		0.00	0.00
Inventory		140,756.29	140,756.29
Other Current Assets :(List)	Prepaid Expenses	19,448.20	19,448.20
		0.00	0.00
			0.00
Total Current Assets		$(22,812,948.96)	$(22,812,948.96)
			0.00
Fixed Assets:			0.00
Equipment, Furniture and Fixtures		$2,020,113.10	$2,020,113.10
Proved Properties		4,457,103.44	4,457,103.44
Undeveloped LHC		9,117,096.42	9,117,096.42
Wells in Progress		759,725.56	759,725.56
			0.00
Total Fixed Assets		16,354,038.52	16,354,038.52
Less: Accumulated Depreciation		(1,170,360.15)	(1,170,360.15)
			0.00
Net Fixed Assets		$15,183,678.37	$15,183,678.37

Other Assets (List):	Bond and Long Term Receivable	62,188.00	62,188.00
		0.00	0.00
			0.00
TOTAL ASSETS		$(7,567,082.59)	$(7,567,082.59)

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$32,284.13	$0.00
Post-petition Accrued Profesional Fees (from Form 2-E)		0.00	0.00
Post-petition Taxes Payable (from Form 2-E)		12,074.78	0.00
Post-petition Notes Payable		0.00	0.00
Other Post-petition Payable(List):		0.00	0.00
		0.00	0.00

Total Post Petition Liabilities		$44,358.91	$0.00

Pre Petition Liabilities:
Secured Debt (Debenture Lease Advances)		202,561.65	0.00
Priority Debt		0.00	0.00
Unsecured Debt		3,476,098.55	0.00

Total Pre Petition Liabilities		$3,678,660.20	$0.00

TOTAL LIABILITIES		$3,723,019.11	$0.00

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		$13,920.28	$0.00
Retained Earnings - Prepetition		(11,298,314.50)	0.00
Retained Earnings - Post-petition		(5,707.48)	0.00

TOTAL OWNERS’ EQUITY		$(11,290,101.70)	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY		$(7,567,082.59)	$0.00

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values	Page 1 of 1
	listed on the Debtor’s schedules.	Rev. 01/01/08

DEBTOR:	PRB Oil & Gas, Inc.	CASE NO:	08-12661 ABC

Form 2-D

PROFIT AND LOSS STATEMENT

For Period 03/06/20	08	to	03/31/2008

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$112,897.75	$0.00
Less: Discounts, Returns and Allowances	(0.00)	(0.00)

Net Operating Revenue	$112,897.75	$0.00

Cost of Goods Sold	114,064.90	0.00

Gross Profit	$(1,167.15)	$0.00

Operating Expenses
Officer Compensation	$0.00	$0.00
Selling, General and Administrative	17,511.03	0.00
Rents and Leases	0.00	0.00
Depreciation, Depletion and Amortization	22,467.22	0.00
Other (list):	0.00	0.00
	0.00	0.00

Total Operating Expenses	$39,978.25	$0.00

Operating Income (Loss)	$(41,145.40)	$0.00

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0.00	$0.00
Gains (Losses) on Sale of Assets	0.00	0.00
Interest Income	0.00	0.00
Interest Expense (Subordinated Convertible Notes)	38,232.88	0.00
Other Non-Operating Income	8,620.00	0.00

Net Non-Operating Income or (Expenses)	$46,852.88	$0.00

Reorganization Expenses
Legal and Professional Fees	$0.00	$0.00
Other Reorganization Expense	0.00	0.00

Total Reorganization Expenses	$0.00	$0.00

Net Income (Loss) Before Income Taxes	$5,707.48	$0.00

Federal and State Income Tax Expense (Benefit)	0.00	0.00

NET INCOME (LOSS)	$5,707.48	$0.00

(1)	Accumulated Totals include all revenue and expenses since the petition date.

Rev. 01/01/08

DEBTOR:	PRB Oil & Gas, Inc.	CASE NO:	08-12661 ABC

Form 2-E

SUPPORTING SCHEDULES

For Period:	3/6/2008 0:00	to	3/31/2008 0:00

POST PETITION TAXES PAYABLE SCHEDULE

			Beginning	Amount	Amount	Date	Check	Ending
			Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal			$0.00	$0.00	0.00			$0.00
State			0.00	0.00	0.00			0.00

FICA Tax Withheld			0.00	0.00	0.00			0.00

Employer’s FICA Tax			0.00	0.00	0.00			0.00

Unemployment Tax
Federal			0.00	0.00	0.00			0.00
State			0.00	0.00	0.00			0.00

Sales, Use &
Excise Taxes			0.00	0.00	0.00			0.00

Property Taxes			0.00	3,519.58	0.00			3,519.58

Accrued Income Tax:
Federal			0.00	0.00	0.00			0.00
State			0.00	0.00	0.00			0.00
Other:	Revenue	Taxes	0.00	10,554.91	1,999.71			8,555.20

TOTALS			$0.00	$14,074.49	1,999.71			$12,074.78

(1)  For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through

General Liability	IMA Insurance	$2,000,000	2/17/2009 0:00	$5/17/2008 0:00

Property (Fire, Theft)	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

Vehicle	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

Other (list): D&O Liability	IMA Insurance	$5,000,000	2/17/2009 0:00	$5/17/2008 0:00

Other (list): Pollution	IMA Insurance	$2,000,000	2/17/2009 0:00	$5/17/2008 0:00

Other (list): Umbrella	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

Rev. 01/01/08

DEBTOR:	PRB Oil & Gas, Inc.	CASE NO:	08-12661 ABC

Form 2-E

SUPPORTING SCHEDULES

For Period: March 6, 2008 to March 31, 2008

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$132,317.30	$9,105.73
30 to 60 days	0.00	0.00
61 to 90 days	0.00	0.00
91 to 120 days	0.00	0.00
Over 120 days	0.00	0.00

Total Post Petition	132,317.30

Pre Petition Amounts (Payable to PRB Energy)	(23,518,569.07)

Total Accounts Receivable	$(23,386,251.77)
Less: Bad Debt Reserve	0.00
Net Accounts Receivable (to Form 2-C)	$(23,386,251.77)

	Total Post Petition
	Accounts Payable	$9,105.73

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$0	$0	$0		$0
Counsel for Unsecured					0
Creditors’ Committee	0	0	0		0
Trustee’s Counsel	0	0	0		0
Accountant	0	0	0		0
Other: _______________	0	0	0		0
Total	$0	$0	$0		$0

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment		Amount
$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.	Page 2 of 2
Rev. 01/01/08

DEBTOR:	PRB Oil & Gas, Inc.	CASE NO:	08-12661 ABC

Form 2-F

QUARTERLY FEE SUMMARY *

For the Month Ended:

		Cash		Quarterly		Date
Month	Year	Disbursements **		Fee Due	Check No.	Paid

January		$0
February		0
March	2008	3,861.01

TOTAL 1st Quarter		$3,861.01		$325	3739	4/15/2008 0:00

April		$0
May		0
June		0

TOTAL 2nd Quarter		$0	$

July		$0
August		0
September		0

TOTAL 3rd Quarter		$0	$

October		$0
November		0
December		0

TOTAL 4th Quarter		$0	$

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

*     This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**   Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Page 1 of 1
Rev. 01/01/08